6-1162-MDH-077                                     Exhibit 10.11




United Air Lines, Inc.
P.0. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-077
          Purchase Agreement No. 1663
          BFE Seat Program

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the Purchase by Buyer of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This Letter Agreement will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

Boeing has proposed to Buyer and Buyer has accepted Change Proposal MC 2525MP7082 "Business Class Seats - Install PTC instead of SICMA - Passenger Cabin" {the Master Change}. The Master Change will install as Buyer Furnished Equipment business class seats manufactured by B/E Aerospace {B/E Aerospace} instead of business class seats manufactured by SICMA Aero Seat {SICMA}. The B/E Aerospace seats will be installed in the following
Aircraft:


United Air Lines, Inc.
6-1162-MDH-077
Page 2


                                     Registration No.
                                     ---------------

                                          N782UA
                                          N783UA
                                          N787UA
[*CONFIDENTIAL MATERIAL OMITTED           N786UA
AND FILED SEPARATELY WITH THE             N784UA
SECURITIES AND EXCHANGE COMMISSION        N785UA
PURSUANT TO A REQUEST FOR                 N788UA
CONFIDENTIAL TREATMENT]                   N789UA
                                          N790UA
                                          N791UA
                                          N792UA
                                          N793UA
                                          N794UA
                                          N795UA
                                          N796UA
                                          N797UA
                                          N798UA
                                          N799UA


To accomplish the installation of the B/E Aerospace Seats in the Aircraft, Boeing and Buyer, in conjunction with B/E Aerospace, have agreed to the following plan {the Plan}.

1. B/E Aerospace shall be responsible for providing a designated engineering representative {DER}. The DER will be responsible for obtaining from the FAA the Technical Standard Order (TSO) certification for the B/E Aerospace Seats.

2. Buyer shall be responsible to freeze the design of certification critical items of the B/E Aerospace Seats by no later than May 15, 1996. For purposes of the Plan, certification critical items means no further design changes may be made if such design changes might effect Dynamic Testing of the B/E Aerospace Seats.


United Air Lines, Inc.
6-1162-MDH-077
Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4. B/E Aerospace will deliver B/E Aerospace Seats to Boeing in accordance with the following on-dock schedule:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hurt
   --------------
Its Attorney in Fact

ACCEPTED AND AGREED TO this

Date: April 6, 1996

UNITED AIR LINES, INC.


By /s/ Frederic Brace
   ------------------
Its Vice President - Financial
    Planning and Analysis and
    Controller